________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 31, 2002


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from October 1, 2002 to October 31, 2002 (the "Operating Reports") are filed as Exhibits 99.1 through
99.9 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for October 2002.
99.2           United States Trustee Report of American Sintered Technologies, Inc. for October 2002
99.3           United States Trustee Report of Custom Technologies Corp. for October 2002
99.4           United States Trustee Report of Escast, Inc. for October 2002
99.5           United States Trustee Report of Fansteel Holdings, Inc. for October 2002
99.6           United States Trustee Report of Fansteel Schulz Products, Inc. for October 2002
99.7           United States Trustee Report of Phoenix Aerospace Corp. for October 2002
99.8           United States Trustee Report of Washington Manufacturing Co. for October 2002
99.9           United States Trustee Report of Wellman Dynamics Corp. for October 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  December 2, 2002

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                       11/21/2002
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 4,303,321       $ 4,144,055        $ 41,696,241    $ 41,503,797
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -                   -               -
InterCompany Transfers                (642,217)                -           2,132,066       1,806,000
Other                                   55,958            57,600             634,411         230,857

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  3,717,062         4,201,655          44,462,718      43,540,654
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            749,933           761,280           7,428,088       7,883,379
Payroll Taxes                          384,449           420,251           3,474,091       3,638,442
Accounts Payable                     1,330,159         2,259,373          18,087,489      22,895,374
Profit Sharing / Pension               171,818           197,807           1,587,285       1,701,603
Insurance                              895,664           891,430           5,586,294       8,781,944
Commissions                            120,584           135,600           1,207,726       1,509,165
Utilities                              168,755           166,185           1,662,175       1,834,888
Leases / Rents                          47,649            55,986             280,375         413,573
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           349,078           847,721           3,563,407       5,507,084
Capital Expenditures                    30,097            27,000             109,222         183,300
US Trustee Fees                         47,250            50,000              62,750          64,500
Court Costs                                  -                 -                   -               -
                                --------------   ---------------     ---------------   -------------
     Total disbursements             4,335,436         5,812,633          43,048,901      54,413,250
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                    $    (618,374)   $   (1,610,978)     $    1,413,816    $(10,872,596)
-------------
                                 ==============   ===============     ===============   =============



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash                  $ 7,203

   National City Bank              884096887        Operational              2,635,318

   Bank of Waukegan                  1955426        Payroll                          -

   Bank of Waukegan                  1975978        Operational                      -

   Bank of Waukegan                  1976083        Health Insurance                 -

   American National Bank           18080308        Concentration Account            -

   First Midwest Bank                0173906        Petty Cash                   1,184

   Mellon Bank                       0111587        Operational                      -

   National City Bank               884157627       Blocked                    688,172

   National City Bank               884096879       Payroll                          -

   National City Bank               884157643       Benefit Bank                (3,246)

   National City Bank               884096908       Health Insurance          (135,947)

   National City                    884096772       Operational               (109,201)

   Mellon Bank                        1465820       Payroll                      5,968

   National City Bank               884096799       Disbursement               (89,465)

   Bank One                         261379147       Payroll                      1,670

   National City Bank               884156747       Disbursements              (10,274)

   National City Bank                18081568       Disbursement               (76,189)

   National City Bank                18081576       Payroll                          -

   National City Bank                884096780      Operational                (79,011)

   Hancock Bank                     01-0101494      Payroll                      5,293

   Bancorp South                      06582837      Operational                  5,685

   National City                     658912591      Payroll                      5,000
                                                                           -----------

                                                                            $2,852,160
                                                                           ===========

Bank reconciliations are available.




FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                October, 2002       FILING TO DATE
                                                -------------       ----------------
Gross Sales                                       $ 3,806,381        $ 39,477,195
Less: Defective mat'l returned                              -                   -
        Sales allowances                               12,071             133,419
        Cash discounts                                 20,660             218,726
                                                --------------      --------------
           Total sales deductions                      32,731             352,145
                                                --------------      --------------
        NET SALES                                   3,773,650          39,125,050
                                                --------------      --------------
Cost of Sales                                       3,772,484          35,738,721
                                                --------------      --------------
        GROSS PROFIT                                    1,166           3,386,329
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   231,005           2,856,507
    General & Admin. expense                          635,147           5,338,606
    Corporate Fees                                   (194,854)         (2,130,441)
                                                --------------      --------------
      Total S G & A and Environ. Expense              671,298           6,064,672
                                                --------------      --------------
        OPERATING INCOME                             (670,132)         (2,678,343)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                             81,645              24,648
    Interest Expense                                  (50,049)           (285,212)
                                                --------------      --------------
        Other Income (Expense)                         31,596            (260,564)
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (638,536)         (2,938,907)
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 450,100           2,858,048
    US Trustee Quarterly Fees                           8,250              19,000
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    458,350           2,877,048
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                         (1,096,886)         (5,815,955)

Provision for Taxes                                    (9,000)            128,000
                                                --------------      --------------
NET INCOME (LOSS)                               $  (1,087,886)      $  (5,943,955)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                        10/31/02            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     2,163,988      $  1,438,344
    Restricted cash and cash equivalents                     688,172                 -
    Accounts receivable - net                             13,075,580        14,281,299
    Inventories -net                                       9,211,641        13,747,533
    Other assets - current                                 1,833,463           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           26,972,844        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               35,806,228        35,224,200
    Investment in subsidiaries                            14,998,222        15,221,175
    Other                                                  6,406,342           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             57,210,792        50,565,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,198,651        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,601,496        41,258,055
    Less: Accum. depreciation and amortization            35,170,897        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,430,599         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    90,614,235      $ 87,549,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                        10/31/02           1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       2,361,296                 -
    Accrued liabilities                                    5,538,983                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                       7,900,279                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   3,069,412                 -
    Long-term pension liability                            1,134,660                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                         4,204,072                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          12,104,351                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                          592,726         5,336,367
    Unsecured debt                                        92,563,522        90,565,733
    Intercompany payable                                  27,545,338        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          120,701,586       123,801,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        132,805,937       123,801,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (13,024,000)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (5,943,955)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (42,191,702)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $    90,614,235      $ 87,549,060
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          42,025          139,444       162,078        19,391
FICA-Employee                        25,164           78,593        85,983        17,774
FICA-Employer                        23,540           80,215        85,983        17,772
Unemployment                         (2,090)           1,918           353          (525)
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES             $ 88,639         $300,170      $334,397       $54,412
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          23,954           42,739        46,686        20,007
Unemployment                         20,518            3,318         3,366        20,470
Sales                                39,386            3,139         3,666        38,859
Income Tax                          418,456         (418,406)           50             0
Real Property                       153,994          (28,203)       12,302       113,489
Personal Property                    14,768            1,500             0        16,268
Other: Local                          2,262            1,026         1,854         1,434
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $  673,338        ($394,887)      $67,924      $210,527
                                ----------------------------------------------------------
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES        $  761,977         ($94,717)     $402,321      $264,939
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      2,361,296    0           0             0             0          2,361,296
Wages Payable                         2,194,418    0           0             0             0          2,194,418
Taxes Payable (Other than income)       264,939    0           0             0             0            264,939
Professional Fees                       457,292    0           0             0             0            457,292
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             2,622,334    0           0             0             0          2,622,334
Income Taxes Payable                          0    0           0             0             0                  0
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  3,069,412    0           0             0             0          3,069,412
Other LT Liabilities                  1,134,660    0           0             0             0          1,134,660
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $12,104,351   $0          $0            $0            $0        $12,104,351
                                   ============================================================================

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------------
                                              Dates            Amount       Check Nos.
Description of Tax    State                   Paid              Paid          or EFT
--------------------------------------------------------------------------------------
State Withholding     California              10/01/02          $1,956           97591
State Withholding     California              10/08/02          $2,074           97630
State Withholding     California              10/16/02          $1,853           97664
State Withholding     California              10/21/02          $1,881           97710
State Withholding     California              10/29/02          $2,137           97758
State Withholding     Connecticut             10/03/02             969           97618
State Withholding     Connecticut             10/10/02           1,122           97643
State Withholding     Connecticut             10/17/02             942           97683
State Withholding     Connecticut             10/24/02           1,201           97739
State Withholding     Connecticut             10/29/02           1,149           97760
State Withholding     Illinois                10/01/02           1,368           97598
State Withholding     Illinois                10/17/02           1,424           97690
State Withholding     Illinois                10/29/02           1,487           97764
State Withholding     Indiana                 10/29/02             389           97765
State Withholding     Kentucky                10/08/02             975           97633
State Withholding     Kentucky                10/25/02             714           97750
State Withholding     Michigan                10/16/02             528           97671
State Withholding     Mississippi             10/16/02           3,273           97672
State Withholding     Ohio                    10/29/02             102           97770
State Withholding     Oklahoma                10/16/02           1,476           97674
State Withholding     Pennsylvania            10/01/02           4,288           97605
State Withholding     Pennsylvania            10/17/02           4,354           97696
State Withholding     Wisconsin               10/16/02             502           97679
State Withholding     Wisconsin               10/29/02             518           97777
Sales Tax - Monthly   Illinois                10/17/02             455           97689
Sales Tax - Monthly   Kentucky                10/17/02              65           97694
Sales Tax - Monthly   Mississippi             10/17/02             563           97695
Sales Tax - Monthly   Tennessee               10/17/02              28           97700
Sales Tax - Monthly   Wyoming                 10/17/02              10           97703
Sales Tax - Quarter   California              10/21/02             649           97710
Sales Tax - Quarter   Missouri                10/21/02             401           97726
Sales Tax - Quarter   Pennsylvania            10/17/02              13           97697
Sales Tax - Quarter   Utah                    10/21/02           1,482           97732
Unemployment          Federal                 10/02/02             353            EFT
Unemployment          California              10/09/02             701           97782
Unemployment          Connecticut             10/16/02           2,224           97783
Unemployment          Kentucky                10/23/02             218           97788
Unemployment          Pennsylvania            10/30/02             223           97793
FICA & Fed W/H        Federal                 10/02/02          88,009            EFT
FICA & Fed W/H        Federal                 10/09/02          41,506            EFT
FICA & Fed W/H        Federal                 10/16/02          69,332            EFT
FICA & Fed W/H        Federal                 10/23/02          61,577            EFT
FICA & Fed W/H        Federal                 10/30/02          73,620            EFT
City/Cnty Occupation  Lexington KY            10/31/02           1,035           15507
City/Cnty School      Lexington KY            10/31/02             819           15507
Local Taxes           Pennsylvania            10/29/02           9,654      1230,1231-1243
Occupation Tax        Pennsylvania            10/29/02             350           1233
Real Property Tax     Pennsylvania            10/21/02          12,302           1155
Income Tax            Ohio                    10/15/02              50           97657
                                                         ------------
TOTAL POST PETITION TAXES PAID                             $ 402,321
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period            9,015,827
PLUS Amounts billed during the period                                         3,800,758
LESS Amounts collected during the period                                      4,303,321
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                 $8,513,264
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                 3,754,579
31-60 days old                                                                1,682,205
61-90 days old                                                                  991,114
91+ days old                                                                  2,085,366
                                                                        ----------------
Total Accounts Receivable                                                     8,513,264
Amount considered uncollectible (bad debt)                                      395,961
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                   $8,117,303
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                      11/21/2002
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ------------------
                                                             REPORTING PERIOD   October 31, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 713,534        $ 570,000         $ 8,095,131       $ 7,863,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers           (86,190)               -          (1,327,185)         (646,000)
Other                              1,433                -              11,913             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              628,777          570,000           6,779,859         7,218,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                      120,444          120,000             916,288           950,788
Payroll Taxes                     37,426           40,000             459,945           450,042
Accounts Payable                 415,480          255,000           4,728,982         4,796,571
Profit Sharing / Pension               -                -                   -                 -
Insurance                         27,277           27,000             242,273           302,412
Commissions                       15,349           23,000             288,734           254,392
Utilities                         20,973           21,000             179,857           237,925
Leases / Rents                         -                -                   -            13,143
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
US Trustee Fees                        -                -               1,741             2,000
Court Costs                            -                -                 500               200
                              -----------   --------------     ---------------    --------------
     Total disbursements         636,949          486,000           6,818,320         7,007,523
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                 $   (8,172)   $      84,000      $      (34,461)    $     211,116
-------------
                              ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                                 N/A       Petty cash          300

  National City Bank of PA                239732043    Payroll        $  3,771

  National City Bank                      884096860    Disbursement   $(24,579)


                                                                      ---------
                                                                      $(20,508)
                                                                      =========

Bank reconciliations are available.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                          October 2002         FILING TO DATE
                                         --------------      ------------------

Gross Sales                                  $   759,737         $ 8,165,482
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -               5,181
         Cash discounts                            1,757              52,537
                                          ---------------    ----------------
            Total sales deductions                 1,757              57,718
                                          ---------------    ----------------

         NET SALES                               757,980           8,107,764
                                          ---------------    ----------------

Cost of Sales                                    606,632           6,700,425
                                          ---------------    ----------------

         GROSS PROFIT                            151,348           1,407,339
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               44,490             528,622
    General & Admin. expense                      37,925             316,755
    Corporate Fees                                (1,896)             62,690
                                          ---------------    ----------------
      Total S G & A and Environ. Expense          80,519             908,067
                                          ---------------    ----------------

         OPERATING INCOME                         70,829             499,272
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          70,829             509,738
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             16,000             131,250
    US Trustee Quarterly Fees                      7,500              12,750
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               23,500             144,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                        47,329             365,738

Provision for Taxes                               18,000             136,000
                                          ---------------    ----------------

NET INCOME (LOSS)                         $       29,329     $       229,738
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                      10/31/02        1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($20,508)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                            919,894        894,078
    Inventories -net                                     290,329        549,646
    Other assets - current                                 1,083          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,190,798      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,346,670              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,553,730      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,346      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,383      5,704,900
    Less: Accum. depreciation and amortization         2,452,358      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,254,025      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 7,998,553    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                    10/31/02         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     169,052              -
    Accrued liabilities                                  367,287              -
    Accrued income taxes                                 131,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     667,472              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  20,536              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        20,536              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         688,008              -
                                                   ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                     1,117,273      1,206,760
    Intercompany payable                               4,366,896      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,695,635      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,383,643      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     229,738              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    614,910        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 7,998,553    $ 7,323,049
                                                    ============    ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------

Withholding                                (2)          19,885         13,009          6,874
FICA-Employee                               0           13,629          9,015          4,614
FICA-Employer                           3,964           11,370          9,015          6,319
Unemployment                            2,265              (93)             0          2,172
Income Tax                             98,133           16,000              0        114,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $104,360          $60,791        $31,039       $134,112
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                             2,379            6,661          4,882          4,158
Unemployment                            2,722              180          1,505          1,397
Sales                                       0                0              0              0
Income Tax                             15,000            2,000              0         17,000
Real Property                          (5,422)           1,807              0         (3,615)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $14,679          $10,648         $6,387        $18,940
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $119,039          $71,439        $37,426       $153,052
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       169,052         0         0            0             0             169,052
Wages Payable                          232,561         0         0            0             0             232,561
Taxes Payable (Other than income)       21,919         0         0            0             0              21,919
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities              112,807         0         0            0             0             112,807
Income Taxes Payable                   131,133         0         0            0             0             131,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    20,536         0         0            0             0              20,536
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $688,008        $0        $0           $0            $0             $688,008
                                   ==================================================================================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           10/09/02       $14,084                EFT
FICA and Federal           10/23/02        16,597                EFT
State withholding          10/17/02         1,495               11697
Local withholding          10/31/02         3,387               11815
State unemployment         10/30/02         1,505               11816
FICA and Federal           10/31/02           358                EFT






















                                      ------------
TOTAL POST PETITION TAXES PAID            $37,426
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period      $884,850
PLUS Amounts billed during the period                                    757,980
LESS Amounts collected during the period                                 713,534
                                                                      ----------
Total Accounts Receivable at the end of the reporting period            $929,296
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            635,772
31-60 days old                                                           263,303
61-90 days old                                                            24,160
91+ days old                                                               6,061
                                                                      ----------
Total Accounts Receivable                                                929,296
Amount considered uncollectible (bad debt)                                 9,402
                                                                      ----------
Accounts Receivable (Net) at the end of the current period              $919,894
                                                                      ==========


DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------

1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ----------------
MONTHLY OPERATING REPORT

                                                                             DOCUMENT        EXPLANATION
                                                               FORM NO.      ATTACHED         ATTACHED
                                                            ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                 MOR 1            None
    Bank Reconciliations                                    MOR 1 (cont)     None
    Copies of bank statements                                                None
    Cash disbursement journals                                               None
Statement of operations                                     MOR 2            None
Balance Sheet                                               MOR 3            Attached
Status of Postpetition Taxes                                MOR 4            None
    Copies of payment receipts                                               None
    Copies of tax returns filed during reporting period                      None
Summary of Unpaid Postpetition Debts                        MOR 4            None
    Listing of aged accounts payable                                         None
Accounts Receivable Reconciliation and Aging                MOR 5            None
Debtor Questionnaire                                        MOR 5            Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                        11/21/2002
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ----------------


BALANCE SHEET (MOR -3)
                                                          10/31/02                  1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           -           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories -net                                                -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    Intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             39,630,358              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              40,962,497              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  40,962,497           $  40,962,497
                                                        ==============          ==============


LIABILITIES & SHAREHOLDERS' EQUITY                         10/31/02                 1/15/02
----------------------------------------------------    ---------------         --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    Intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                                -                       -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      40,962,497              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY              $  40,962,497           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ----------------



DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x


2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                    x


3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x


4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        11/21/2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,226,879     $  1,378,000     $  10,757,789    $  10,546,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers              240,199                -          (291,984)               -
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,467,078        1,378,000        10,465,805       10,546,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          79,915           70,059           860,579          836,740
Payroll Taxes                        29,244           28,214           324,275          324,607
Accounts Payable                  1,286,305        1,069,496         9,032,681        8,659,026
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          35,231           32,000           243,515          246,000
Utilities                            11,590            8,700            96,384           75,213
Leases / Rents                        6,489            6,700            53,245           49,596
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -                 -                -
Court Costs                               -                -             8,250            8,000

                              --------------    -------------    --------------   --------------
     Total disbursements          1,448,774        1,215,169        10,684,681       10,270,617
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $      18,304     $    162,831     $    (218,876)   $     276,157
-------------
                              ==============    =============    ==============   ==============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
-----------------                       -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       700

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (129,818)

   Bank One                             2135-439-0104    Payroll                     14,520

   Texas Commerce Bank                  85808720641      Disbursement                   638

                                                                                --------------
                                                                                $  (113,960)
                                                                                ==============
Bank reconciliations are available.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of        CUMULATIVE
                                                  October, 2002    FILING TO DATE
                                                  ---------------  --------------
Gross Sales                                       $  1,395,487      $ 11,856,262
Less: Defective mat'l returned                               -             6,580
      Sales allowances                                       -             9,590
      Cash discounts                                    10,453            82,188
                                                  -------------     -------------
            Total sales deductions                      10,453            98,358
                                                  -------------     -------------

         NET SALES                                   1,385,034        11,757,904
                                                  -------------     -------------

Cost of Sales                                        1,141,651         9,702,226
                                                  -------------     -------------

         GROSS PROFIT                                  243,383         2,055,678
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     62,240           612,508
    General & Admin. expense                            60,253           539,490
    Corporate Fees                                      44,000           413,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               166,493         1,565,498
                                                  -------------     -------------

         OPERATING INCOME                               76,890           490,180
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                   -                27
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -                27
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                76,890           490,207
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   27,000           298,750
    US Trustee Quarterly Fees                            8,000            16,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     35,000           315,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                              41,890           175,207

Provision for Taxes                                     16,736            79,505
                                                  -------------     -------------

NET INCOME (LOSS)                                 $     25,154      $     95,702
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------


BALANCE SHEET (MOR-3)
                                                                  10/31/02            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                          ($113,960)      $   104,916
    Restricted cash and cash equivalents                                    -                 -
    Accounts receivable - net                                       2,139,051           956,901
    Inventories -net                                                1,665,427         1,085,331
    Other assets - current                                             92,692            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,783,210         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                 410           575,991
    Intercompany receivable                                           340,351           316,912
    Investment in subsidiaries                                      2,619,157         2,619,157
    Other                                                               5,470                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       2,965,388         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          84,942            84,942
    Machinery and equipment                                         4,311,418         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,465,013         4,454,513
    Less: Accum. depreciation and amortization                      2,167,572         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,297,441         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $ 9,046,039       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                10/31/02            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  488,890                 -
    Accrued liabilities                                               255,238                 -
    Accrued income taxes                                                    -                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                  744,128                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              168,359                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    168,359                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                      912,487                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    27,482           116,378
    Unsecured debt                                                  1,356,245         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     2,223,552         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,136,039         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                   95,702                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               5,910,000         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                      $   9,046,039       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                                0           13,928         13,928                  0
FICA-Employee                              0            7,209          7,209                  0
FICA-Employer                              0            7,326          7,134                192
Unemployment                             153              (40)            77                 36
Income Tax                                 0                0              0                  0
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $     153          $28,423        $28,348               $228
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                            1,752             (115)           761                876
Unemployment                             289              135            135                289
Sales                                  2,026                0              0              2,026
Income Tax                                 0                0              0                  0
Real Property                          5,100              600              0              5,700
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $   9,167             $620           $896             $8,891
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES          $   9,320          $29,043        $28,244             $9,119
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      488,890         0              0             0                0               488,890
Wages Payable                         113,676         0              0             0                0               113,676
Taxes Payable (Other than income)       9,119         0              0             0                0                 9,119
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             132,443         0              0             0                0               132,443
Income Taxes Payable                        0         0              0             0                0                     0
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  168,359         0              0             0                0               168,359
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS             $912,487        $0             $0            $0               $0              $912,487
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          29,244              EFT
      each  week.






















                                                            ---------
TOTAL POST PETITION TAXES PAID                              $  29,244
                                                            =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  1,961,514
PLUS Amounts billed during the period                                          1,385,034
LESS Amounts collected during the period                                       1,226,879
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  2,119,669
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  1,505,734
31-60 days old                                                                   371,194
61-90 days old                                                                   166,261
91+ days old                                                                      76,480
                                                                            ------------
Total Accounts Receivable                                                      2,119,669
Amount considered uncollectible (bad debt)                                             -
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  2,119,669
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No


2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                         No


3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes


4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           11/21/2002
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                  250           250           750           750
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                     250           250           750           750
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            17           171           171
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                         250           250           750           750
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                267           267           921           921
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (17)   $     (171)   $     (171)
-------------                    ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    October 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational       $714

                                                                            -

                                                                            -

                                                                      ----------
                                                                         $714
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    October 31, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                           October, 2002        FILING TO DATE
                                         ---------------      -----------------
Gross Sales                                $          -         $          -
Less: Defective mat'l returned                        -                    -
      Sales allowances                                -                    -
      Cash discounts                                  -                    -
                                         ---------------      -----------------
            Total sales deductions                    -                    -
                                         ---------------      -----------------
         NET SALES                                    -                    -
                                         ---------------      -----------------
Cost of Sales                                         -                    -
                                         ---------------      -----------------
         GROSS PROFIT                                 -                    -
                                         ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                   -                    -
    General & Admin. expense                      2,652                7,907
    Corporate Fees                                 (250)                (750)
                                         ---------------      -----------------
      Total S G & A and Environ. Expense          2,402                7,157
                                         ---------------      -----------------

         OPERATING INCOME                        (2,402)              (7,157)
                                         ---------------      -----------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                            -                    -
    Interest Expense                                  -                    -
                                         ---------------      -----------------
         Other Income (Expense)                       -                    -
                                         ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (2,402)              (7,157)
                                         ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                 -                    -
    US Trustee Quarterly Fees                       250                  750
    (Gain) Loss from sale of equipment                -                    -
    Other Reorganization Expenses                     -                    -
                                         ---------------      -----------------
         Total Reorganization Items                 250                  750
                                         ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                       (2,652)              (7,907)

Provision for Taxes                                   -                    -
                                         ---------------      -----------------
NET INCOME (LOSS)                          $     (2,652)        $     (7,907)
                                         ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                    10/31/02          1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        714      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           714               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     40,554,342        40,554,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      40,554,342        40,554,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 40,555,056      $ 40,555,227
                                                 =============    ==============

LIABILITIES & SHAREHOLDERS' EQUITY                  10/31/02          1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                     $ -               $ -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,306                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,306                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,306                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,862,663        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 9,700,300         9,700,300
    Retained earnings - postpetition                   (7,907)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               9,692,393         9,700,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 40,555,056      $ 40,555,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    October 31, 2002
                                                                                ------------------



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,306         0            0            0              0            5,306
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,306        $0           $0           $0             $0           $5,306
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                            REPORTING PERIOD    October 31, 2002
                                                                                ------------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.





                                                                                EXHIBIT 99.6

FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                                   DOCUMENT        EXPLANATION
                                                                   FORM NO.        ATTACHED          ATTACHED
                                                                -------------    -------------    -------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1                 Yes               No
        Bank Reconciliations                                    MOR 1 (cont)       Available            No
        Copies of bank statements                                                  Available            No
        Cash disbursement journals                                                 Available            No
Statement of operations                                         MOR 2                 Yes               No
Balance Sheet                                                   MOR 3                 Yes               No
Status of Postpetition Taxes                                    MOR 4                 Yes               No
        Copies of payment receipts                                                 Available            No
        Copies of tax returns filed during reporting period                        Available            No
Summary of Unpaid Postpetition Debts                            MOR 4                 Yes               No
        Listing of aged accounts payable                                           Available            No
Accounts Receivable Reconciliation and Aging                    MOR 5                 Yes               No
Debtor Questionnaire                                            MOR 5                 Yes               No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


\s\ R. Michael McEntee                        11/21/2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR 1)

                                             CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                 ----------------------------------   --------------------------------------
                                     ACTUAL            PROJECTED            ACTUAL             PROJECTED
                                 ---------------   ----------------   -----------------    -----------------
RECEIPTS
--------
A/R Collections                  $     486,802     $      380,000     $     3,430,746      $     3,332,053
Loans                                        -                  -                   -                    -
Sale of Assets                               -                  -                   -                    -
InterCompany Transfers                 (15,207)                 -             452,009                6,000
Other                                        -                  -               5,191                  829

                                 --------------    ---------------    ----------------     ----------------
     Total Receipts                    471,595            380,000           3,887,946            3,338,882
                                 --------------    ---------------    ----------------     ----------------

DISBURSEMENTS
-------------

Net Payroll                            121,569           110,000             865,900              866,909
Payroll Taxes                           54,715            40,000             355,075              358,755
Accounts Payable                       285,292           228,267           2,393,466            1,822,379
Profit Sharing / Pension                     -                 -                   -                    -
Insurance                               16,203            16,000             137,355              159,321
Commissions                                  -                 -                   -                    -
Utilities                                5,633             5,000              39,486               40,771
Leases / Rents                           6,600             7,576              38,698               39,786
Bank Service Charges                         -                 -                   -                    -
Loans                                        -                 -                   -                    -
Capital Expendures                           -                 -              10,334               10,334
Professional Fees-Bankruptcy                 -                 -                   -                    -
US Trustee Fees                              -                 -               5,250                5,000
Court Costs                                  -                 -                   -                    -

                                 --------------    ---------------    ----------------     ----------------
     Total disbursements               490,013           406,843           3,845,564            3,303,255
                                 --------------    ---------------    ----------------     ----------------


NET CASH FLOW                    $     (18,418)    $     (26,843)    $        42,381      $        35,627
-------------                    ==============    ===============    ================     ================



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONT)
                                               Account                                       Book
Balance per Books                              Number                Account Type          Balance
                                           --------------        -------------------    ------------
  Petty Cash                                 N/A                   Petty cash            $        -

  American National Bank                     18082912              Disbursement             (39,661)

  American National Bank                     5300011495            Payroll                   31,653


                                                                                         -----------
                                                                                         $   (8,008)
                                                                                         ===========



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                                        Month of            CUMULATIVE
                                                      October 2002        FILING TO DATE
                                                   ----------------      ----------------
Gross Sales                                        $       405,424       $     3,711,549
Less: Defective mat'l returned                                   -                     -
      Sales allowances                                           -                     -
      Cash discounts                                             -                10,320
                                                   ----------------      ----------------
           Total sales deductions                                -                10,320
                                                   ----------------      ----------------

        NET SALES                                          405,424             3,701,229
                                                   ----------------      ----------------

Cost of Sales                                              352,893             3,073,656
                                                   ----------------      ----------------

        GROSS PROFIT                                        52,531               627,573
                                                   ----------------      ----------------

Selling, General & Admin. Expense
    Selling expense                                              -                     -
    General & Admin. expense                                21,113               178,592
    Corporate Fees                                          12,000               115,000
                                                   ----------------      ----------------
      Total S G & A and Environ. Expense                    33,113               293,592
                                                   ----------------      ----------------

        OPERATING INCOME                                    19,418               333,981
                                                   ----------------      ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                    (235)                 (403)
    Interest Expense                                             -                     -
                                                   ----------------      ----------------
        Other Income (Expense)                                (235)                 (403)
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    19,183               333,578
                                                   ----------------      ----------------

REORGANIZATION ITEMS
    Professional Fees                                        5,000                79,750
    US Trustee Quarterly Fees                                5,000                10,250
    (Gain) Loss from sale of equipment                           -                     -
    Other Reorganization Expenses                                -                     -
                                                   ----------------      ----------------
        Total Reorganization Items                          10,000                90,000
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE TAXES                                   9,183               243,578

Provision for Taxes                                          4,000                83,000
                                                   ----------------      ----------------

NET INCOME (LOSS)                                  $         5,183       $       160,578
                                                   ================      ================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                                     10/31/02             1/15/02
                                                                  --------------       -------------
ASSETS
------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                        $   (8,008)          $   (50,389)
    Restricted cash and cash equivalents                                     -                   -
    Accounts receivable - net                                          582,923             376,639
    Inventories -net                                                 1,474,717           1,145,567
    Other assets - current                                             123,779              21,786
                                                                  --------------       -------------
           TOTAL CURRENT ASSETS                                      2,173,411           1,493,603
                                                                  --------------       -------------
OTHER ASSETS
    Deferred income taxes                                                    -                   -
    Intercompany receivable                                          2,596,386           2,596,386
    Investment in subsidiaries                                               -                   -
    Other                                                                    -                   -
                                                                  --------------       -------------
           TOTAL OTHER ASSETS                                        2,596,386           2,596,386
                                                                  --------------       -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                     -                   -
    Buildings                                                                -                   -
    Machinery and equipment                                            569,388             559,054
                                                                  --------------       -------------
           Total property, plant and equipment                         569,388             559,054
    Less: Accum. depreciation and amortization                         298,149             253,908
                                                                  --------------       -------------
           NET PROPERTY, PLANT AND EQUIPMENT                           271,239             305,146
                                                                  --------------       -------------
TOTAL ASSETS                                                      $  5,041,036         $ 4,395,135
                                                                  ==============       =============

LIABILITIES & SHAREHOLDERS' EQUITY                                   10/31/02             1/15/02
-------------------------------------------------------------     --------------       -------------
LIABILITIES (POSTPETITION)
------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                             $          -         $         -
    Accounts payable                                                    47,989                   -
    Accrued liabilities                                                219,039                   -
    Accrued income taxes                                                83,000                   -
    Dividends payable                                                        -                   -
                                                                  --------------       -------------
           TOTAL CURRENT LIABILITIES                                   350,028                   -
                                                                  --------------       -------------
LONG-TERM DEBT - SECURED                                                     -                   -
                                                                  --------------       -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                -                   -
    Deferred income taxes                                                    -                   -
    Intercompany payable                                               452,009                   -
    Long-term pension liability                                              -                   -
                                                                  --------------       -------------
           TOTAL OTHER LIABILITIES                                     452,009                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (POSTPETITION)                                       802,037                   -
                                                                  --------------       -------------


LIABILITIES (PREPETITION)
------------------------------------------------------------
    Secured debt                                                             -                   -
    Priority debt 1                                                     31,303             348,267
    Unsecured debt                                                     278,509             278,259
    Intercompany payable                                                     -                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (PREPETITION)                                        309,812             626,526
                                                                  --------------       -------------
TOTAL LIABILITIES                                                    1,111,849             626,526
                                                                  --------------       -------------
SHAREHOLDERS' EQUITY
    Common stock                                                           100                 100
    Capital in excess of par value                                   2,680,746           2,680,746
    Equity - unearned compensation                                           -                   -
    Minimum pension liability adjustment                                     -                   -
    Foreign currency translation adjustment                                  -                   -
    Retained earnings - prepetition                                  1,087,763           1,087,763
    Retained earnings - postpetition                                   160,578                   -
                                                                  --------------       -------------
           TOTAL SHAREHOLDERS' EQUITY                                3,929,187           3,768,609
                                                                  --------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 5,041,036        $ 4,395,135
                                                                  ==============       =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)
--------------------------------------------------------------------------------------------------------
                                                                                          Tax Liability
                                           Beginning     Amt. Withheld       Amount         at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid        Current Month
--------------------------------------------------------------------------------------------------------
Withholding                                 23,125           20,159         19,830            23,454
FICA-Employee                                  667           13,300         13,133               834
FICA-Employer                                  667           13,300         13,133               834
Unemployment                                 1,994              116              0             2,110
Income Tax                                  79,000            4,000              0            83,000
Foreign Income Tax                               0                0              0                 0
Other:                                           0                0              0                 0
                                        ----------------------------------------------------------------
   TOTAL FEDERAL TAXES                    $105,453          $50,875        $46,096          $110,232
                                        ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                   (587)           7,612          7,637              (612)
Unemployment                                14,164              749            982            13,931
Sales                                            0                0              0                 0
Income Tax                                       0                0              0                 0
Real Property                                    0                0              0                 0
Personal Property                            1,400              700              0             2,100
Other: Describe                                  0                0              0                 0
                                        ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES              $14,977           $9,061        $ 8,619           $15,419
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
TOTAL POST PETITION TAXES                 $120,430          $59,936        $54,715          $125,651
                                        ================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                       --------------------------------------------------------------------------------------------
                                          Current         30 days       31-60 days        61-90 days     over 90 days         Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           47,989             0             0                  0               0             47,989
Wages Payable                             142,368             0             0                  0               0            142,368
Taxes Payable (Other than income)          42,651             0             0                  0               0             42,651
Professional Fees                               0             0             0                  0               0                  0
Rent/Lease - Building                           0             0             0                  0               0                  0
Rent/Lease - Equipment                          0             0             0                  0               0                  0
Other Accrued Liabilities                  34,020             0             0                  0               0             34,020
Income Taxes Payable                       83,000             0             0                  0               0             83,000
Secured Debt                                    0             0             0                  0               0                  0
Intercompany Payable                      452,009             0             0                  0               0            452,009
Other LT Liabilities                            0             0             0                  0               0                  0
                                       --------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                 $802,037            $0            $0                 $0              $0           $802,037
                                       ============================================================================================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
---------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax                            Paid             Paid           or EFT
---------------------------------------------------------------------------------------
Federal Employee Inc. Tax W/H               10/01/02          $3,068            EFT
Federal Employee Inc. Tax W/H               10/08/02           3,621            EFT
Federal Employee Inc. Tax W/H               10/15/02           4,313            EFT
Federal Employee Inc. Tax W/H               10/22/02           4,773            EFT
Federal Employee Inc. Tax W/H               10/29/02           4,055            EFT
FICA-Employee & Employer                    10/01/02           3,642            EFT
FICA-Employee & Employer                    10/08/02           4,056            EFT
FICA-Employee & Employer                    10/15/02           4,470            EFT
FICA-Employee & Employer                    10/22/02           4,811            EFT
FICA-Employee & Employer                    10/29/02           4,309            EFT
Withheld Medicare-EE & ER                   10/01/02             852            EFT
Withheld Medicare-EE & ER                   10/08/02             948            EFT
Withheld Medicare-EE & ER                   10/15/02           1,045            EFT
Withheld Medicare-EE & ER                   10/22/02           1,125            EFT
Withheld Medicare-EE & ER                   10/29/02           1,008            EFT
State Employee Inc Tax W/H                  10/15/02           3,689           8520
SDI                                         10/15/02           3,948           8520
State Unemployment Tax                      10/30/02             959           8612
Employee Training Tax                       10/30/02              23           8612














                                                           ----------
TOTAL POST PETITION TAXES PAID                               $54,715
                                                           ==========


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                 $675,041
PLUS Amounts billed during the period                                               396,676
LESS Amounts collected during the period                                            486,802
                                                                               -------------
Total Accounts Receivable at the end of the reporting period                   $    584,915
                                                                               =============


----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------------
0-30 days old                                                                       389,663
31-60 days old                                                                      153,147
61-90 days old                                                                       17,469
91+ days old                                                                         24,636
                                                                               -------------
Total Accounts Receivable                                                           584,915
Amount considered uncollectible (bad debt)                                            4,000
                                                                               -------------
Accounts Receivable (Net) at the end of the current period                         $580,915
                                                                               =============




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES      NO
-------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                      X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below.                                                                                     X
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                X
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.               X



EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT

                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1         None             No
    Bank Reconciliations                                  MOR 1 (cont)  None             No
    Copies of bank statements                                           None             No
    Cash disbursement journals                                          None             No
Statement of operations                                   MOR 2         Attached         No
Balance Sheet                                             MOR 3         Attached         No
Status of Postpetition Taxes                              MOR 4         None             No
    Copies of payment receipts                                          None             No
    Copies of tax returns filed during reporting period                 None             No
Summary of Unpaid Postpetition Debts                      MOR 4         None             No
        Listing of aged accounts payable                                None             No
Accounts Receivable Reconciliation and Aging              MOR 5         None             No
Debtor Questionnaire                                      MOR 5         Attached         No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

  /s/ R. Michael McEntee                           11/21/2002
--------------------------------------------     -------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of          CUMULATIVE
                                             OCTOBER, 2002       FILING TO DATE
                                            ---------------    -----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
      Sales allowances                                  -                   -
      Cash discounts                                    -                   -
                                              -----------       --------------
           Total sales deductions                       -                   -
                                              -----------       --------------

        NET SALES                                       -                   -
                                              -----------       --------------

Cost of Sales                                     (5,444)             (51,718)
                                              -----------       --------------

        GROSS PROFIT                               5,444               51,718
                                              -----------       --------------

Selling, General & Admin. Expense
    Selling expense                                     -                  -
    General & Admin. expense                            -                  -
    Corporate Fees                                   (250)               (750)
                                              -----------       --------------
      Total S G & A and Environ. Expense             (250)               (750)
                                              -----------       --------------

        OPERATING INCOME                           5,694               52,468
                                              -----------       --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                  -
    Interest Expense                                    -                  -
                                              -----------       --------------
       Other Income (Expense)                           -                  -
                                              -----------       --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,694               52,468
                                              -----------       --------------

REORGANIZATION ITEMS
    Professional Fees                                   -                  -
    US Trustee Quarterly Fees                         250                 750
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                              -----------       --------------
        Total Reorganization Items                    250                 750
                                              -----------       --------------

INCOME (LOSS) BEFORE TAXES                         5,444               51,718

Provision for Taxes                                     -                  -
                                              -----------       --------------

NET INCOME (LOSS)                              $    5,444        $     51,718
                                              ===========       ==============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)

                                                   10/31/02           1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories -net                                      -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         528,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       528,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       49,173             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        675,827            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,203,827       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 10/31/02           1/15/02
------------------------------------------       -----------        -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 51,718                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,203,827          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,203,827       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                         X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.8

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                        11/21/2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    742,543     $    849,333        $10,824,453     $   10,860,526
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                471,804                -             76,748           (360,000)
Other                                         3,830                -             15,682              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,218,177          849,333         10,916,883         10,501,702
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 288,536          230,000          2,552,962          2,637,193
Payroll Taxes                               171,360          112,000          1,317,304          1,164,904
Accounts Payable                            560,140          296,500          5,796,842          5,289,062
Profit Sharing / Pension                     26,911           22,000            246,047            195,985
Insurance                                    66,203           44,000            553,614            482,343
Commissions                                  37,209           36,000            455,853            495,468
Utilities                                    13,316            9,000            116,670            119,498
Leases/Rents                                      -            3,000             35,313             45,000
Bank Service Charges                              -                -                  -                  -
Loans                                         4,358                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
US Trustee Fees                                   -                -                  -                  -
Court Costs                                       -                -              8,250              8,000
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,168,033          754,500         11,087,213         10,437,453
                                       ------------     ------------        -----------     --------------

NET CASH FLOW                          $     50,144     $     94,833        $  (170,330)    $       64,249
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                    Account                                Book
Balance per Books                   Number           Account Type         Balance
                                  ----------      -----------------     -----------
  US Bank                         1 964 5603 899  Payroll - Hourly      $  (17,128)

  US Bank                         1 964 5603 800  Payroll - Salaried           100

  Petty Cash                                      Petty cash                   598

  National City                   884096836       Disbursement            (130,635)

                                                                        -----------

                                                                        $ (147,065)
                                                                        ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                             October 2002      FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $ 1,009,686      $ 10,973,438
Less: Defective mat'l returned                     1,353           (86,408)
      Sales allowances                            10,837           464,072
      Cash discounts                               7,371           103,237
                                             ------------     -------------
       Total sales deductions                     19,561           480,901
                                             ------------     -------------

      NET SALES                                  990,125        10,492,537
                                             ------------     -------------

Cost of Sales                                    870,528         8,697,021
                                             ------------     -------------

     GROSS PROFIT                                119,597         1,795,516
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                  7,154           551,937
  General & Admin. expense                        50,594           638,439
  Corporate Fees                                  42,000           400,000
                                             ------------     -------------
   Total S G & A and Environ. Expense             99,748         1,590,376
                                             ------------     -------------

     OPERATING INCOME                             19,849           205,140
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -            (6,549)
  Interest Expense                                     -                 -
                                             ------------     -------------
   Other Income (Expense)                              -            (6,549)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                             19,849           198,591
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                25,000           280,750
 US Trustee Quarterly Fees                         8,000            16,250
 (Gain) Loss from sale of equipment                    -                 -
 Other Reorganization Expenses                         -                 -
                                             ------------     -------------
  Total Reorganization Items                      33,000           297,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                       (13,151)          (98,409)

Provision for Taxes                               (4,000)          (27,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $    (9,151)     $    (71,409)
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                   10/31/02           1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents           ($147,065)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,182,911         1,161,243
  Inventories -net                                 1,982,781         1,498,330
  Other assets - current                             628,030           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,646,657         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                                    -            36,697
  Intercompany receivable                          9,383,094         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,383,094         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,193,980         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,495,345         5,497,015
  Less: Accum. depreciation and amortization       3,732,814         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,762,531         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 14,792,282      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 10/31/02           1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   231,773                 -
  Accrued liabilities                                419,434                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    651,207                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                               46,782                 -
  Intercompany payable                                92,890                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                      139,672                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                     790,879                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     832,510           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      832,510         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  1,623,389         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                   (71,409)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                13,168,893        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 14,792,282      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                       7,718           44,546         52,264                  0
FICA-Employee                     6,287           31,882         38,169                  0
FICA-Employer                     6,732           31,915         38,647                  0
Unemployment                        187              354            541                  0
Income Tax                       40,999           (4,000)             0             36,999
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                           ------------------------------------------------------------------
 TOTAL FEDERAL TAXES            $61,923         $104,697       $129,621            $36,999
                           ------------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                      23,326           11,287         34,613                  0
Unemployment                      4,708            2,418          7,126                  0
Sales                               336              138            399                 75
Income Tax                        9,783                0              0              9,783
Real Property                    37,432            4,499              0             41,931
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $75,585          $18,342        $42,138            $51,789
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES      $137,508         $123,039       $171,759            $88,788
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     231,773                0              0             0                     0            231,773
Wages Payable                        266,829                0              0             0                     0            266,829
Taxes Payable (Other than income)     42,006                0              0             0                     0             42,006
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                     0                0              0             0                     0                  0
Other Accrued Liabilities            110,599                0              0             0                     0            110,599
Deferred Income Taxes Payable         46,782                0              0             0                     0             46,782
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable                  92,890                0              0             0                     0             92,890
Other LT Liabilities                       0                0              0             0                     0                  0
                                   ------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $790,879               $0             $0            $0                    $0           $790,879
                                   ================================================================================================





WASHINGTON MANUFACTURING CO.                        CASE #  02-10109 (JJF)
                                                            ------------------
                                          REPORTING PERIOD  October 31, 2002
                                                            ------------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-------------------------------------------------------------------------------
                                Dates          Amount      Check Nos.
Description of Tax               Paid           Paid        or EFT
-------------------------------------------------------------------------------
FWT                             Weekly        52,264       EFT to Corp/ADP
FICA-EE                         Weekly        38,169       EFT to Corp/ADP
FICA-ER                         Weekly        38,647       EFT to Corp/ADP
FUI                             Weekly           227         EFT to ADP
FUI                           10/28/02           314       EFT Corp 3Q2002
SWT-IA                        10/31/02        14,869       3644 for 9/2002
SWT-IA                          Weekly        19,315     EFT to ADP for 10/2002
SWT-SC                        10/23/02           283       3561 for 3Q2002
SWT-SC                          Weekly           146     EFT to ADP for 10/2002
SUI-IA                        10/31/02         5,839       3645 for 3Q2002
SUI-IA                          Weekly           720      EFT to ADP 10/2002
SUI-SC                        10/25/02            39       3596 for 3Q2002
SUI-SC                          Weekly           528     EFT to ADP for 10/2002
USE-IA                        10/28/02           399       3600 for 3Q2002
Real Property Tax-IA














                                                   --------
TOTAL POST PETITION TAXES PAID                     $171,759
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $946,157
PLUS Amounts billed during the period                                  996,098
LESS Amounts collected during the period                               742,543
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $1,199,712
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          767,561
31-60 days old                                                         252,981
61-90 days old                                                          56,976
91+ days old                                                           122,194
                                                                 ---------------
Total Accounts Receivable                                            1,199,712
Amount considered uncollectible (bad debt)                              54,682
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,145,030
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.9

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                      11/21/2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    ---------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    ----------------
RECEIPTS
--------
A/R Collections                   $  1,837,723      $  1,877,066     $ 20,967,582     $  22,438,357
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                 (152,875)                -       (1,575,471)         (381,580)
Other                                    4,513                 -            6,892                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,689,360         1,877,066       19,399,003        22,056,777
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            385,688           394,288        4,415,379         4,528,306
Payroll Taxes                          239,380           239,175        2,269,224         2,457,781
Accounts Payable                       714,893           521,414       10,070,461         8,820,722
Profit Sharing / Pension                21,316            21,300          237,090         1,774,017
Insurance                              121,849           159,707        1,746,968         1,613,729
Commissions                             31,332            29,332          426,743           692,690
Utilities                               60,379            63,570          466,029           513,934
Leases / Rents                          35,408            43,075          224,201           308,761
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
US Trustee Fees                              -                 -                -                 -
Court Costs                                  -                 -           10,250            10,000
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,610,245         1,471,861       19,866,346        20,794,561
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $    79,116       $   405,205     $   (467,343)   $    1,262,215
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                               N/A         Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              58,353

  National City Bank                       884096828   Disbursement       (271,851)

                                                                        ----------
Bank reconciliations are available.                                     $ (212,498)
                                                                        ==========






WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                             October, 2002       FILING TO DATE
                                            ---------------     ----------------

Gross Sales                                   $ 2,055,417        $22,510,719
Less: Defective mat'l returned                          -                  -
        Sales allowances                           23,113            757,336
        Cash discounts                              1,648             35,328
                                             ------------        -----------
           Total sales deductions                  24,761            792,664
                                             ------------        -----------

        NET SALES                               2,030,656         21,718,055
                                             ------------        -----------
Cost of Sales                                   1,882,163         20,180,584
                                             ------------        -----------
        GROSS PROFIT                              148,493          1,537,471
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                51,435            630,229
    General & Admin. expense                       58,201            483,561
    Corporate Fees                                 83,000            792,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          192,636          1,905,790
                                             ------------        -----------
        OPERATING INCOME                          (44,143)          (368,319)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          (44,143)          (368,219)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              56,000            573,750
    US Trustee Quarterly Fees                      10,000             20,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 66,000            594,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                       (110,143)          (962,219)

Provision for Taxes                               (37,000)          (319,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $    (73,143)      $   (643,219)
                                             ============       ============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

BALANCE SHEET (MOR-3)
                                                         10/31/02        1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($212,498)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            3,642,137        2,712,548
    Inventories -net                                     3,926,862        6,262,631
    Other assets - current                                 338,214          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          7,694,715        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  254,802          919,242
    Intercompany receivable                             15,156,404       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                      563              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           15,411,769       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,496,426       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,619,362        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,725,846     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                       10/31/02        1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       348,368                -
    Accrued liabilities                                  1,459,220                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     1,807,588                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                    -                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                               -                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         1,807,588                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       3,239,329        3,668,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          3,239,329        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        5,046,917        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                      (643,219)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   19,678,929       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,725,846     $ 25,805,745
                                                     =============    =============


  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                          24,426           62,907       83,079            4,254
FICA-Employee                        17,644           40,727       56,419            1,952
FICA-Employer                        17,644           40,727       56,419            1,952
Unemployment                            230               30          227               33
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $59,943         $144,391     $196,144           $8,190
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          13,855           25,174       25,808           13,221
Unemployment                         19,136              367       17,428            2,075
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        29,890            6,100            0           35,990
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES       $62,881          $31,641      $43,236          $51,286
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $122,824         $176,032     $239,380          $59,476
                                 ==============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    348,368        0            0             0          0           348,368
Wages Payable                       730,008        0            0             0          0           730,008
Taxes Payable (Other than income)    59,476        0            0             0          0            59,476
Professional Fees                    30,254        0            0             0          0            30,254
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           639,482        0            0             0          0           639,482
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities                      0        0            0             0          0                 0
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $1,807,588       $0           $0            $0         $0        $1,807,588
                              =================================================================================



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  10/10/02        $3,879        112198
SWCC - Ia W/H                  10/25/02         2,298        112321
Iowa W/H                       10/10/02         9,475         04437
Iowa W/H                       10/25/02        10,157          Wire
FIT PAYMENT                    10/02/02        23,285      91006436
FICM-FICA PAYMENT              10/02/02        32,676      91006436
FIT PAYMENT                    10/09/02         8,661      91838751
FICM-FICA PAYMENT              10/09/02        12,050      91838751
FIT PAYMENT                    10/16/02        22,667      92572256
FICM-FICA PAYMENT              10/16/02        29,765      92572256
FIT PAYMENT                    10/23/02         8,116      93384629
FICM-FICA PAYMENT              10/23/02        11,477      93384629
FIT PAYMENT                    10/30/02        20,351      94107767
FICM-FICA PAYMENT              10/30/02        26,868      94107767
Iowa Unemployment              10/30/02        17,428        112380
Fed Unemployment               10/31/02           227      94359061








                                            -----------
TOTAL POST PETITION TAXES PAID               $239,380
                                            ===========


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  October 31, 2002
                                                                                ------------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $3,483,538
PLUS Amounts billed during the period                                       2,106,284
LESS Amounts collected during the period                                    1,837,723
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $3,752,099
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,978,386
31-60 days old                                                                 448,729
61-90 days old                                                                  (3,297)
91+ days old                                                                   328,281
                                                                       ---------------
Total Accounts Receivable                                                    3,752,099
Amount considered uncollectible (bad debt)                                     128,200
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $3,623,899
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

